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                                      ASSIGNMENT


     IN EXCHANGE FOR 15,603,400 shares of Classic Trends International, Inc. ("CTI") common stock, the receipt, sufficiency and adequacy of which are hereby acknowledged, Posh International, Inc. (the "Company") does hereby:

     SELL, ASSIGN AND TRANSFER to CTI all right, title and interest in and to the assets and liabilities listed on Exhibit "A" attached hereto, including but not limited to; cash, receivables, inventory, know how, trademarks, tradenames, trade secrets, and product brochures, for its own use and for use of its successors and assigns;

     WARRANT AND COVENANT that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed by the undersigned has been or will be made to others;

     COVENANT, when requested and at the expense of the assignee, to execute all additional instruments and to do all things necessary for carrying out the purpose of this instrument;

     TO BE BINDING on the assigns and successors of the undersigned and extend to the successors and assigns.

     A tax analysis of this transaction is attached hereto as Exhibit "B".

     IN WITNESS WHEREOF, the undersigned hereby executes this agreement the 10th day of June, 1997.

                                       ASSIGNOR:
                                       ---------


                                       POSH INTERNATIONAL, INC.

                                       /s/ Frederic G. Hindle
                                       -------------------------------
                                       Frederic G. Hindle
                                       President


                                       ASSIGNEE:
                                       ---------


                                       CLASSIC TRENDS INTERNATIONAL, INC.

                                       /s/ Donald L. Shriver, Jr.
                                       -------------------------------
                                       Donald L. Shriver, Jr.
                                       Secretary